UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04581

CORNERCAP GROUP OF FUNDS

(Exact name of registrant as specified in charter)

The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Paul F. Leone, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 870-0700

Date of fiscal year end: March 31

Date of reporting period: April 1, 2011 – March 31, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Manager’s Report to Shareholders (Unaudited)
March 31, 2012

Dear Shareholders:

We manage three mutual funds for our clients. The three funds reflect different risk profiles. They are all “pure” no-load, open end funds. This means that the funds can be bought or sold on any day, and our shareholders will have no load charges assessed with any transaction and there will be no 12b-1 fees included in the expense ratio.

The CornerCap Balanced Fund is our most conservative mutual fund. We target an allocation of approximately 60% in large to mid-size domestic equity holdings and 40% in fixed income securities. The objective reflects a balance of long term capital appreciation and current income. The expense ratio was recently reduced to 1.1%/year. The Balanced Fund had a 1.47% return in the fiscal year ending March 31, 2012 and this underperformed its benchmark. See page 5 for standardized performance information.

The CornerCap Small-Cap Fund is our most aggressive mutual fund. We target a 100% allocation to smaller capitalization domestic equity stocks, and the fund’s objective is long term capital appreciation. The expense ratio was recently reduced to 1.3%/year. The fund returned -3.92% in the most recent fiscal year and underperformed its benchmark but has outperformed the benchmark for the most recent five-year period. See page 7 for standardized performance information.

The CornerCap Large/Mid-Cap Fund is an all-equity mutual fund with a target allocation of 100% large to mid-size capitalization domestic equity stocks. The fund’s objective is long term capital appreciation. The expense ratio was recently reduced to 1.2%/year. The fund returned -2.42% in the most recent fiscal year and underperformed its benchmark but has equaled the benchmark for the most recent five-year period. See page 9 for standardized performance information.

Future Outlook

The stock market has rallied since the fall of 2011, but few investors have really trusted it. Since October, investors have arguably done the opposite of what they should have—they’ve added to their bond holdings despite historically low yields and sold stocks despite incrementally attractive valuations. In February and March, this pattern has finally begun to shift, with investors starting to buy US stocks again (well into the rally!). If economic news continues to improve, we would expect this behavior to continue—perhaps benefiting stocks further.

But as you’ve heard us say, monitoring quarterly economic data has proven to be a loser’s strategy. It drives reactionary and counterproductive moves in the markets. It is unhinged from a buy/sell discipline. During this rally, we have generally sold or trimmed our “winners” (small cap, large cap consumer and health care) and bought more of what has lagged (energy, banks, industrials, international equities). We have kept bond maturities short in our Balanced Fund to avoid inflation risk.

Through the noise of daily headlines, we must keep the broader picture in mind—not in order to predict the future (no one has done it consistently yet)–but to better evaluate potential outcomes and recognize valuation extremes in investments. Those extremes continue to exist today, particularly for investment grade bonds, in our view.

Annual Report	March 31, 2012	1

Manager’s Report to Shareholders (Unaudited)
March 31, 2012

The Bigger Picture

As we wrote two years ago, the underlying reality is that we are entering a new era in the relationship of debt and growth. For the past 20 years, unique circumstances fueled strong economies with historically cheap funding. The formula of easy money (low rates) arguably cannot drive growth indefinitely, especially as countries reach debt ceilings. Ultimately, higher borrowing costs should prevail, commensurate with increased risk. This is a natural balance, but predicting the shift is impossible.

Unwinding cheap debt will present new opportunities and risks for investors. While policy prescriptions and living standards may change, human emotion does not, and human emotion is always having an influence in asset prices and markets, at least in the near term.

Accordingly, we continue to think fear has driven defensive investments like US Treasurys, corporate bonds, and the more popular high dividend-paying global stocks to uncomfortably high prices. On top of that, uncertainty about the economy, tax policy, and potential regulation has put a premium on cash for both individuals and corporations. In contrast, stocks in Europe and the US, high yield bonds, and some emerging markets, appear relatively more attractive, from a broad perspective. This isn’t to say those asset classes go straight up from here; in fact, they will likely move in fits and starts.

Has Europe Solved its Debt Problems?

Not yet. We continue to believe several managed defaults or restructurings are likely over the next few years. For some countries (Greece, Spain, Portugal), growth drivers of the past decade are fundamentally broken. We do not think they can generate enough growth to close deficits and repay creditors. Austerity without meaningful efforts to restructure labor markets and industries could make the situation worse. Spain’s recent struggles to meet deficit reduction targets illustrate this challenge.

Interbank lending markets are not yet healthy in Europe, but they have been given a reprieve. The $1.3 trillion in liquidity pumped into markets by the European Central Bank (ECB) in December helped European banks refinance sovereign debt on favorable terms. Hopefully, countries and banks will use this “grace period” to improve their economies, balance sheets, and capital ratios. If not, further refinancing will require intervention again by the ECB (but to what limit?) or by foreign creditors (but who?). So the long term situation remains cloudy.

Importantly, on the positive side, credit markets continue to separate the “have’s” from the “have not’s” in Europe. Countries with manageable deficits and stronger economies continue to receive favorable financing terms. Further progress by the ECB this spring toward more credible fiscal integration and centralized funding across the continent would help bring confidence to credit markets.

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Manager’s Report to Shareholders (Unaudited)
March 31, 2012

What about China’s Slowing Growth and Nuclear Tensions with Iran?

China’s economic growth appears to be slowing to 7%-8%. Arguably, this could crimp global growth at a time when we need it. But the real issue, in our view, is whether China can manage inflated real estate values and local government debt under slower growth. Local government banks provided much of the financing for the real estate boom, and it is difficult to assess how much bad debt could materialize on balance sheets. We do not have significant exposure to China, but developments in China can clearly affect global markets in general and commodity prices in particular.

Tensions over Iran’s nuclear program certainly present a wildcard in the markets. Oil sanctions on Iran by the US and European Union have restricted imports, driving oil prices incrementally higher. Continued supply constraints could threaten a global economic recovery. More saliently, tensions could escalate into broader conflict (including military action). Of course, we cannot predict how events unfold—diplomatic resolution would ease oil prices and help boost recovery, while heightened conflict could have a negative impact on growth and markets. Our answer to the uncertainty comes through asset allocation and diversification. Oil represents about 25%-50% of our commodities exposure and around 10% of equities. Volatility could create opportunity for long term investors through rebalancing.

Where Is Our Research Steering Us?

Private client accounts represent over 90% of our assets under management, and for risk control and return seeking opportunities, we invest in a broad array of asset classes. Below is our current perspective on several of those asset classes:

—

Equities: At about 14X earnings, US stocks are no longer “cheap” on an absolute basis. Our research also indicates profitability margins are at historic highs, which could put a cap on earnings growth unless top-line improves meaningfully. This may create volatility, but the risk-reward relative to bonds remains attractive longer term, in our view, given earnings yields. Moreover, corporate balance sheets remain healthy—debt is at average levels, but cash levels are very high—which brings flexibility for companies to pursue opportunities. Our research led us to avoid the popular mega-cap stocks with large dividends last fall, which hurt us then but helped us recently. Investors have moved from those safer havens (low volatility, good yield, stable earnings) to higher growth, higher multiple stocks in the past few months. This runs counter to our value philosophy (which favors lower multiple stocks), as our research increasingly steers us away from what’s working (health care stocks, for example) and toward sectors like industrials. Broadly, European stocks are cheaper (about 11X earnings) and may present selective opportunity as well.

—

US Treasurys: Despite recent weakness in long-dated bonds, yields remain at historic lows, implying Treasurys are still priced for recession, if not worse. We consider them expensive and are avoiding them under most circumstances.

—

Inflation: We consider inflation a high probability over the next five to ten years. Accordingly, we prefer to keep fixed income maturities shorter, and favor real assets or broad commodities longer term.

Annual Report	March 31, 2012	3

Manager’s Report to Shareholders (Unaudited)
March 31, 2012

—

High Yield: Risk-spreads have tightened during the recent rally (i.e., they’re not as cheap as they were). The spread is now 500 Basis points (bp) over the 10 Year T-Bill, which is tighter than the 600 bp average of the past ten years but still within reasonable ranges.

—

Corporate and Agency Bonds: We are still reinvesting in corporate and agency bonds, but cash has also been attractive for short-term horizons given the low opportunity cost. This may change, however, if yields continue to inch upwards.

—

Municipal Bonds: State and municipal budget deficits should be manageable for most and have improved since 2009. Unfunded pensions are the bigger problem, requiring creative solutions over time. Our approach to muni bonds is to buy good quality across diversified issuers, to manage risk.

As always, bonds, stocks, and other investments all play a role to support each investor’s near-term and long-term goals. We believe portfolio diversification is the right investment approach as global issues unfold. Volatility should be expected as the world works through its challenges, but the appropriate investment strategy should be able to balance risk/reward with fundamentals and probable outcomes to help investors meet their long term financial objectives in an uncertain time.

If you or someone that you know would like to consider becoming a private client at CornerCap, please give us a call. Our minimum account size for a private client is $1 million. We appreciate your investment in our mutual fund company.

CornerCap Investment Counsel

May 1, 2012

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain an additional copy of the Funds’ prospectuses please call 1-888-813-8637 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by ALPS Distributors, Inc.

The Letter to Shareholders seeks to describe some of CornerCap Investment Counsel’s current opinions and views of the financial markets. Although CornerCap Investment Counsel believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Diversification does not eliminate the risk of experiencing investment loss.

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Manager’s Report to Shareholders (Unaudited)
March 31, 2012

CORNERCAP BALANCED FUND

Investment Performance through March 31, 2012 (In Thousands)

Total Return

for the period ended March 31, 2012

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)
CornerCap Balanced Fund(a)	1.47%	2.25%	4.81%	5.15%	1.31%	1.11%
S&P 500® Index(d)	8.54%	2.01%	4.12%	5.34%
Russell 1000® Value Index(e)	4.79%	-0.81%	4.58%	6.24%
Combined 60% S&P 500® Index/40% Barclays Capital U.S. Government /Corporate Bond Index(f)	6.09%	5.67%	5.12%	5.82%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

Annual Report	March 31, 2012	5

Manager’s Report to Shareholders (Unaudited)
March 31, 2012

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)	The Balanced Fund began operations May 24, 1997.
(c)

Effective October 1, 2011, CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Balanced Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Balanced Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.10%. To the extent the Balanced Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2012 without the Board of Trustees’ approval.

(d)

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

(e)

The Russell 1000® Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

(f)

Effective August 17, 2006, the Balanced Fund has elected to use the comparative index 60% S&P 500® Index and 40% Barclays Capital U.S. Government/Corporate Bond Index. The Barclays Capital U.S. Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at March 31, 2012*

*These allocations may not reflect the current or future position of the portfolio.

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Manager’s Report to Shareholders (Unaudited)
March 31, 2012

CORNERCAP SMALL-CAP VALUE FUND

Investment Performance through March 31, 2012 (In Thousands)

Total Return

for the period ended March 31, 2012

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)
CornerCap Small-Cap Value Fund(a)	-3.92%	2.42%	4.89%	8.93%	1.51%	1.31%
Russell 2000® Value Index (d)	-1.07%	0.01%	6.59%	10.83%
Russell 2000® Index (e)	-0.18%	2.13%	6.45%	9.24%
S&P 500® Index (f)	8.54%	2.01%	4.12%	8.54%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.

Annual Report	March 31, 2012	7

Manager’s Report to Shareholders (Unaudited)
March 31, 2012

(b)	The Small-Cap Value Fund began operations on September 30, 1992.
(c)

Effective October 1, 2011, CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Small-Cap Value Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Small-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.30%. To the extent the Small-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2012 without the Board of Trustees’ approval.

(d)

The Russell 2000® Value Index measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

(e)	The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(f)	The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at March 31, 2012*

*These allocations may not reflect the current or future position of the portfolio.

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Manager’s Report to Shareholders (Unaudited)
March 31, 2012

CORNERCAP LARGE/MID-CAP VALUE FUND

Investment Performance through March 31, 2012 (In Thousands)

Total Return

for the period ended March 31, 2012

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)
CornerCap Large/Mid-Cap Value Fund(a)	-2.42%	-0.75%	2.57%	0.34%	1.51%	1.21%
Russell 3000® Index(d)	7.18%	2.18%	4.67%	2.39%
Russell 3000® Value Index(e)	4.30%	-0.75%	4.73%	4.93%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888- 813-8637 for month- end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distribution but have not been adjusted for any income taxes payable by shareholders on these distributions.

Annual Report	March 31, 2012	9

Manager’s Report to Shareholders (Unaudited)
March 31, 2012

(b)

Effective July 29, 2010, the CornerCap Contrarian Fund changed its name to the CornerCap Large/Mid-Cap Value Fund. The CornerCap Large/Mid-Cap Value Fund maintains the same investment objective as the CornerCap Contrarian Fund: long-term capital appreciation. Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund. The performance figures include figures for the Cornerstone Micro-Cap Fund, L.P., which is a private, unregistered fund that began operations in August 31, 1996 and transferred all its assets to the Micro-Cap Fund on July 27, 2000. The Cornerstone Micro-Cap Fund was managed by the same Adviser as the Micro-Cap Fund. It pursued the same objectives and employed the same strategies as the Micro-Cap Fund. As of December 11, 2004, the Fund’s strategy was changed to multi-cap contrarian.

(c)

Effective October 1, 2011, CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Large/Mid-Cap Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Large/Mid-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.20%. To the extent the Large/Mid-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The contractual agreement cannot be terminated prior to August 1, 2012 without the Board of Trustees’ approval.

(d)

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $73.9 million, the median market capitalization was approximately $1,042 million. The index had a total market capitalization range of approximately $411.2 billion to $130 million.

(e)

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at March 31, 2012*

* These allocations may not reflect the current or future position of the portfolio.

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Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2011 through March 31, 2012.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 10/01/2011	Ending Account Value 3/31/2012	Expense Paid During Period(a)
CornerCap Balanced Fund
Actual Fund Return	$ 1,000.00	$ 1,149.40	$ 5.91
Hypothetical Fund Return
(5% return before expenses)	$ 1,000.00	$ 1,019.50	$ 5.55
CornerCap Small-Cap Value Fund
Actual Fund Return	$ 1,000.00	$ 1,311.10	$ 7.51
Hypothetical Fund Return
(5% return before expenses)	$ 1,000.00	$ 1,018.50	$ 6.56
CornerCap Large/Mid-Cap Value Fund
Actual Fund Return	$ 1,000.00	$ 1,237.30	$ 6.71
Hypothetical Fund Return
(5% return before expenses)	$ 1,000.00	$ 1,019.00	$ 6.06

Annual Report	March 31, 2012	11

Fund Expenses (Unaudited)

(a)

These calculations are based on the expenses incurred in the most recent fiscal half-year. The period’s annualized six-month expense ratio is 1.10% for Balanced Fund; 1.30% for Small-Cap Value Fund and 1.20% for Large/Mid -Cap Value Fund, respectively. The dollar amounts shown as “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), then divided by 366.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. The Fund does not charge any account maintenance fee or sales load, but does charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of an initial purchase of shares; provided, however, that the redemption fee will not apply if the shares to be redeemed are held in a retirement account subject to the Employee Retirement Income Security Act (“ERISA”).

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Schedule of Investments
CornerCap Balanced Fund	March 31, 2012

	Shares	Value
COMMON STOCKS (58.6%)
Aerospace & Defense (1.4%)
Raytheon Co.	4,860	$256,511

Agriculture (1.3%)
Archer-Daniels-Midland Co.	7,560	239,350

Auto Parts & Equipment (1.3%)
Lear Corp.	5,255	244,305

Banks (5.7%)
The Bank of New York Mellon Corp.	11,055	266,757
The Goldman Sachs Group, Inc.	1,700	211,429
JPMorgan Chase & Co.	6,420	295,192
Wells Fargo & Co.	8,330	284,386

		1,057,764

Chemicals (1.3%)
E.I. du Pont de Nemours & Co.	4,670	247,043

Coal (0.7%)
Alpha Natural Resources, Inc.(a)	8,880	135,065

Commercial Services (3.1%)
Apollo Group, Inc., Class A(a)	4,630	178,903
R.R. Donnelley & Sons Co.	18,370	227,605
SAIC, Inc.(a)	13,000	171,600

		578,108

Computers (3.5%)
Computer Sciences Corp.	6,870	205,688
Hewlett-Packard Co.	8,840	210,657
Western Digital Corp.(a)	5,715	236,544

		652,889

Electric (2.4%)
NRG Energy, Inc.(a)	13,235	207,392
Public Service Enterprise Group, Inc.	7,550	231,106

		438,498

Electronic Components (1.1%)
Corning, Inc.	14,980	210,918

Electronics (1.2%)
Arrow Electronics, Inc.(a)	5,145	215,936

Annual Report	March 31, 2012	13

Schedule of Investments
CornerCap Balanced Fund	March 31, 2012

	Shares	Value
Engineering & Construction (2.7%)
Fluor Corp.	4,245	$254,870
URS Corp.	5,555	236,198

		491,068

Food (1.2%)
The Kroger Co.	9,140	221,462

Healthcare Products (1.3%)
Medtronic, Inc.	6,160	241,410

Healthcare Services (1.3%)
CIGNA Corp.	4,930	242,802

Home Furnishings (1.4%)
Whirlpool Corp.	3,320	255,175

Insurance (4.2%)
Everest Re Group, Ltd.	2,800	259,056
Lincoln National Corp.	11,000	289,960
Reinsurance Group of America, Inc.	4,010	238,475

		787,491

Iron & Steel (1.3%)
Cliffs Natural Resources, Inc.	3,420	236,869

Machinery-Diversified (1.3%)
Deere & Co.	2,935	237,441

Metal Fabricate/Hardware (1.2%)
The Timken Co.	4,395	223,002

Miscellaneous Manufacturing (1.2%)
Eaton Corp.	4,375	218,006

Oil & Gas (5.0%)
ConocoPhillips	3,320	252,353
Helmerich & Payne, Inc.	4,150	223,893
Hess Corp.	3,740	220,473
Marathon Oil Corp.	7,510	238,067

		934,786

Oil & Gas Services (1.2%)
Baker Hughes, Inc.	5,470	229,412

Pharmaceuticals (2.7%)
Abbott Laboratories	4,450	272,741
Pfizer, Inc.	9,850	223,201

		495,942

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Schedule of Investments
CornerCap Balanced Fund	March 31, 2012

	Shares	Value
Retail (2.9%)
Aeropostale, Inc.(a)	13,070	$282,573
The Gap, Inc.	9,960	260,355

		542,928

Semiconductors (1.2%)
Intel Corp.	8,050	226,286

Software (1.5%)
Microsoft Corp.	8,450	272,512

Telecommunications (2.7%)
AT&T, Inc.	7,770	242,657
CenturyLink, Inc.	6,550	253,158

		495,815

Toys/Games/Hobbies (1.3%)
Hasbro, Inc.	6,670	244,922

TOTAL COMMON STOCKS (COST $9,844,123)		10,873,716

EXCHANGE TRADED FUNDS (3.8%)
Debt Fund (3.8%)
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF	13,785	351,376
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF	13,670	352,276

TOTAL EXCHANGE TRADED FUNDS (COST $692,269)		703,652

	Principal Amount	Value
CORPORATE BONDS (23.6%)
Agriculture (1.3%)
Reynolds American, Inc., 6.750%, 06/15/2017	$200,000	238,198

Annual Report	March 31, 2012	15

Schedule of Investments
CornerCap Balanced Fund	March 31, 2012

	Principal Amount	Value
Banks (3.4%)
Barclays Bank PLC, 4.000%, 09/30/2020(b)	$150,000	$145,023
Citigroup, Inc., 5.000%, 09/15/2014	150,000	155,330
Morgan Stanley, 5.000%, 08/31/2025(b)	150,000	148,108
The Goldman Sachs Group, Inc., 5.125%, 01/15/2015	170,000	180,937

		629,398

Beverages (0.3%)
Beam, Inc., 6.375%, 06/15/2014	48,000	52,783

Chemicals (0.8%)
The Dow Chemical Co., 2.500%, 02/15/2016	150,000	153,804

Computers (0.9%)
Dell, Inc., 5.650%, 04/15/2018	150,000	174,681

Cosmetics & Personal Care (2.1%)
The Estee Lauder Co., Inc., 5.550%, 05/15/2017	150,000	170,848
The Procter & Gamble Co., 4.950%, 08/15/2014	200,000	220,828

		391,676

Diversified Financial Services (3.1%)
Credit Suisse USA, Inc., 5.375%, 03/02/2016	250,000	276,155
General Electric Capital Corp., 5.250%, 10/19/2012	150,000	153,762
5.450%, 01/15/2013	140,000	145,199

		575,116

Electronics (1.2%)
Arrow Electronics, Inc., 6.875%, 07/01/2013	200,000	213,473

16	www.cornercapfunds.com

Schedule of Investments
CornerCap Balanced Fund	March 31, 2012

	Principal Amount	Value
Food (1.1%)
Safeway, Inc., 3.950%, 08/15/2020	$200,000	$198,263

Healthcare Products (0.8%)
Johnson & Johnson, 3.800%, 05/15/2013	150,000	155,779

Home Furnishings (0.9%)
Whirlpool Corp., 6.500%, 06/15/2016	150,000	166,259

Insurance (4.0%)
Principal Life Income Funding Trusts, 5.100%, 04/15/2014	150,000	159,726
The Travelers Cos., Inc., 5.900%, 06/02/2019	150,000	181,569
W.R. Berkley Corp., 5.600%, 05/15/2015	150,000	159,776
5.375%, 09/15/2020	230,000	241,484

		742,555

Oil & Gas (1.0%)
Statoil ASA, 6.700%, 01/15/2018	150,000	183,778

Retail (2.0%)
AutoZone, Inc., 5.500%, 11/15/2015	150,000	169,017
Best Buy Co., Inc., 3.750%, 03/15/2016	200,000	201,627

		370,644

Telecommunications (0.7%)
Verizon Virginia, Inc., 4.625%, 03/15/2013	125,000	129,702

TOTAL CORPORATE BONDS (AMORTIZED COST $4,224,520)		4,376,109

MUNICIPAL BONDS (2.8%)
Kansas (1.0%)
Johnson County KS, Build America General Obligation Bonds, Unified School District No. 232, 4.950%, 09/01/2019	150,000	174,448

Annual Report	March 31, 2012	17

Schedule of Investments
CornerCap Balanced Fund	March 31, 2012

	Principal Amount	Value
North Dakota (0.9%)
Grand Forks ND, Build America Revenue Bonds, 4.500%, 09/01/2019	$150,000	$168,831

Texas (0.9%)
County of Galveston TX, Build America General Obligation Bonds, 4.200%, 02/01/2017	150,000	166,781

TOTAL MUNICIPAL BONDS (AMORTIZED COST $454,670)		510,060

U.S. GOVERNMENT & AGENCY OBLIGATIONS (3.2%)
Federal Farm Credit Bank (0.9%)
FFCB, 4.875%, 09/24/2014	150,000	165,406

Federal Home Loan Bank (1.4%)
FHLB, 5.250%, 09/13/2013	250,000	267,625

Federal Home Loan Mortgage Corp (0.9%)
FHLMC, 4.500%, 01/15/2015	150,000	166,160

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (AMORTIZED COST $561,999)		599,191

	Shares	Value
SHORT TERM INVESTMENT (7.8%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	1,446,243	1,446,243

TOTAL SHORT TERM INVESTMENT (COST $1,446,243)		1,446,243

TOTAL INVESTMENTS (COST $17,223,824)	99.8%	18,508,971

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	0.2%	29,190

NET ASSETS	100.0%	$18,538,161

18	www.cornercapfunds.com

Schedule of Investments
CornerCap Balanced Fund	March 31, 2012

(a)	Non-Income Producing Security.
(b)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2012.

Common Abbreviations:

ASA- Allmennaksjeselskap is the Norweigan term for a public limited company.

ETF - Exchange Traded Fund.

Ltd. - Limited.

PLC - Public Limited Company.

The accompanying notes to the financial statements are an integral part of these financial statements.

Annual Report	March 31, 2012	19

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2012

	Shares	Value
COMMON STOCKS (97.2%)
Auto Parts & Equipment (2.3%)
Standard Motor Products, Inc.	29,335	$520,403

Banks (9.2%)
City Holding Co.	14,900	517,328
Lakeland Financial Corp.	19,060	496,132
S.Y. Bancorp, Inc.	24,425	566,660
Southside Bancshares, Inc.	23,540	520,234

		2,100,354

Chemicals (6.2%)
KMG Chemicals, Inc.	17,000	306,850
Olin Corp.	26,005	565,609
OM Group, Inc.(a)	19,770	543,872

		1,416,331

Commercial Services (4.6%)
Convergys Corp.(a)	41,860	558,831
Deluxe Corp.	21,115	494,513

		1,053,344

Diversified Financial Services (2.0%)
Knight Capital Group, Inc., Class A(a)	35,720	459,716

Electrical Components & Equipment (4.9%)
EnerSys(a)	19,090	661,469
Fushi Copperweld, Inc.(a)	60,760	458,738

		1,120,207

Electronics (2.4%)
TTM Technologies, Inc.(a)	47,220	542,558

Environmental Control (2.5%)
Darling International, Inc.(a)	32,550	567,021

Food (2.1%)
Nash Finch Co.	16,700	474,614

Forest Products & Paper (4.8%)
Buckeye Technologies, Inc.	17,390	590,738
PH Glatfelter Co.	31,700	500,226

		1,090,964

Healthcare Products (2.8%)
Integra LifeSciences Holdings Corp.(a)	18,790	651,825

20	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2012

	Shares	Value
Healthcare Services (6.7%)
Almost Family, Inc.(a)	22,280	$579,503
Healthways, Inc.(a)	70,305	517,445
LHC Group, Inc.(a)	23,720	439,531

		1,536,479

Heavy Electrical Equipment (2.1%)
AZZ, Inc.	9,430	486,965

Industrial Machinery (2.4%)
EnPro Industries, Inc.(a)	13,170	541,287

Insurance (7.4%)
Maiden Holdings, Ltd.	62,780	565,020
Protective Life Corp.	19,695	583,366
Tower Group, Inc.	24,895	558,395

		1,706,781

Machinery-Diversified (2.5%)
NACCO Industries, Inc., Class A	5,015	583,596

Metal Fabricate/Hardware (2.0%)
LB Foster Co., Class A	16,515	470,843

Mining (2.3%)
Noranda Aluminum Holding Corp.	51,870	517,144

Oil & Gas (4.6%)
Energy Partners, Ltd.(a)	31,800	528,198
Unit Corp.(a)	12,390	529,796

		1,057,994

Oil & Gas Services (2.2%)
C&J Energy Services, Inc.(a)	28,155	500,877

Packaging & Containers (2.8%)
UFP Technologies, Inc.(a)	33,545	652,450

Pharmaceuticals (4.8%)
Nutraceutical International Corp.(a)	36,825	536,172
Par Pharmaceutical Cos., Inc.(a)	14,600	565,458

		1,101,630

Retail (4.6%)
The Cato Corp., Class A	18,125	500,975
Systemax, Inc.(a)	32,715	551,575

		1,052,550

Annual Report	March 31, 2012	21

Schedule of Investments
CornerCap Small-Cap Value Fund	March 31, 2012

	Shares	Value
Savings & Loans (2.4%)
OceanFirst Financial Corp.	38,310	$545,534

Software (2.4%)
Mantech International Corp., Class A	16,300	561,698

Telecommunications (2.1%)
Sierra Wireless, Inc.(a)	64,905	475,105

Wholesale Distribution (2.1%)
Core-Mark Holding Co., Inc.	12,020	492,099

TOTAL COMMON STOCKS (COST $19,848,528)		22,280,369

SHORT TERM INVESTMENT (3.9%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	886,932	886,932

TOTAL SHORT TERM INVESTMENT (COST $886,932)		886,932

TOTAL INVESTMENTS (COST $20,735,460)	101.1%	23,167,301

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS	(1.1%)	(244,839)

NET ASSETS	100.0%	$22,922,462

(a) Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

The accompanying notes to the financial statements are an integral part of these financial statements.

22	www.cornercapfunds.com

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	March 31, 2012

	Shares	Value
COMMON STOCKS (96.7%)
Aerospace & Defense (2.0%)
Raytheon Co.	2,090	$110,310

Agriculture (2.3%)
Archer-Daniels-Midland Co.	4,020	127,273

Auto Parts & Equipment (2.3%)
Lear Corp.	2,735	127,150

Banks (9.2%)
The Bank of New York Mellon Corp.	5,400	130,302
The Goldman Sachs Group, Inc.	715	88,925
JPMorgan Chase & Co.	3,320	152,654
Wells Fargo & Co.	4,160	142,022

		513,903

Chemicals (2.2%)
E.I. du Pont de Nemours & Co.	2,335	123,521

Coal (1.3%)
Alpha Natural Resources, Inc.(a)	4,720	71,791

Commercial Services (5.3%)
Apollo Group, Inc., Class A(a)	2,785	107,612
R.R. Donnelley & Sons Co.	9,125	113,059
SAIC, Inc.(a)	5,650	74,580

		295,251

Computers (6.5%)
Computer Sciences Corp.	3,960	118,562
Hewlett-Packard Co.	3,900	92,937
Western Digital Corp.(a)	3,653	151,198

		362,697

Electric (4.0%)
NRG Energy, Inc.(a)	6,715	105,224
Public Service Enterprise Group, Inc.	3,750	114,788

		220,012

Electronics (2.0%)
Arrow Electronics, Inc.(a)	2,590	108,702

Engineering & Construction (4.4%)
Fluor Corp.	2,130	127,885
URS Corp.	2,750	116,930

		244,815

Annual Report	March 31, 2012	23

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	March 31, 2012

	Shares	Value
Food (2.1%)
The Kroger Co.	4,770	$115,577

Healthcare Products (2.1%)
Medtronic, Inc.	2,910	114,043

Healthcare Services (2.1%)
CIGNA Corp.	2,330	114,753

Home Furnishings (2.2%)
Whirlpool Corp.	1,615	124,129

Insurance (6.5%)
Everest Re Group, Ltd.	1,160	107,323
Lincoln National Corp.	4,915	129,560
Reinsurance Group of America, Inc.	2,105	125,184

		362,067

Iron & Steel (2.0%)
Cliffs Natural Resources, Inc.	1,590	110,123

Machinery-Diversified (1.9%)
Deere & Co.	1,325	107,192

Metal Fabricate/Hardware (2.0%)
The Timken Co.	2,190	111,121

Miscellaneous Manufacturing (2.1%)
Eaton Corp.	2,300	114,609

Oil & Gas (8.4%)
ConocoPhillips	1,510	114,775
Helmerich & Payne, Inc.	2,090	112,756
Hess Corp.	1,900	112,005
Marathon Oil Corp.	4,050	128,385

		467,921

Oil & Gas Services (2.0%)
Baker Hughes, Inc.	2,715	113,867

Pharmaceuticals (4.2%)
Abbott Laboratories	2,050	125,645
Pfizer, Inc.	4,770	108,088

		233,733

Retail (5.2%)
Aeropostale, Inc.(a)	7,080	153,070
The Gap, Inc.	5,215	136,320

		289,390

24	www.cornercapfunds.com

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	March 31, 2012

	Shares	Value
Semiconductors (2.2%)
Intel Corp.	4,415	$124,106

Software (2.3%)
Microsoft Corp.	3,970	128,032

Telecommunications (5.6%)
AT&T, Inc.	3,365	105,089
CenturyLink, Inc.	2,750	106,287
Corning, Inc.	7,210	101,517

		312,893

Toys/Games/Hobbies (2.3%)
Hasbro, Inc.	3,445	126,500

TOTAL COMMON STOCKS (COST $5,124,255)		5,375,481

SHORT TERM INVESTMENT (4.2%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	231,665	231,665

TOTAL SHORT TERM INVESTMENT (COST $231,665)		231,665

TOTAL INVESTMENTS (COST $5,355,920)	100.9%	5,607,146

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS	(0.9%)	(47,364)

NET ASSETS	100.0%	$5,559,782

(a) Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

The accompanying notes to the financial statements are an integral part of these financial statements.

Annual Report	March 31, 2012	25

Statements of Assets and Liabilities

CornerCap Balanced Fund
ASSETS:
Investments, at value (Cost - see below)	$18,508,971
Receivable for investments sold	0
Receivable for fund shares subscribed	2,000
Dividends and interest receivable	64,140
Total assets	18,575,111

LIABILITIES:
Payable for investments purchased	0
Payable for fund shares redeemed	20,000
Advisory fee payable	12,327
Operating services fee payable	4,623
Total liabilities	36,950
Net assets	$18,538,161

PRICING OF SHARES (NOTE 2):
Net Assets	$18,538,161
Shares Outstanding	1,371,846
Net asset value, offering and redemption price per share	$13.51

NET ASSETS CONSISTS OF:
Paid-in capital	$17,002,860
Undistributed net investment income	64,320
Accumulated net realized gain/(loss) on investments	185,834
Net unrealized appreciation in value of investments	1,285,147
Net assets	$18,538,161

Cost of Investments	$17,223,824

The accompanying notes to the financial statements are an integral part of these financial statements.

26	www.cornercapfunds.com

March 31, 2012

000000000000000
CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

$23,167,301	$5,607,146
92,409	0
9,380	0
8,830	4,187
23,277,920	5,611,333

318,995	0
11,436	45,900
15,401	3,296
9,626	2,355
355,458	51,551
$22,922,462	$5,559,782

$22,922,462	$5,559,782
1,766,194	551,861
$12.98	$10.07

$19,897,115	$6,577,473
61,717	10,960
531,789	(1,279,877)
2,431,841	251,226
$22,922,462	$5,559,782

$20,735,460	$5,355,920

Annual Report	March 31, 2012	27

Statements of Operations

CornerCap Balanced Fund
INVESTMENT INCOME:
Dividends	$251,775
Interest	239,280
Total investment income	491,055

EXPENSES:
Advisory fees	172,575
Operating services fees	51,772
Total expenses	224,347
Less fees waived/reimbursed by investment advisor	(16,682)
Net expenses	207,665
Net investment income	283,390

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	987,799
Change in unrealized appreciation of investments	(1,125,416)
Net loss on investments	(137,617)
Net increase/(decrease) in net assets resulting from operations	$145,773

The accompanying notes to the financial statements are an integral part of these financial statements.

28	www.cornercapfunds.com

Year Ended March 31, 2012

CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

$347,676	$100,673
72	25
347,748	100,698

204,358	45,269
102,179	22,634
306,537	67,903
(20,506)	(11,542)
286,031	56,361
61,717	44,337

1,531,021	152,488
(2,325,518)	(168,243)
(794,497)	(15,755)
$ (732,780)	$28,582

Annual	March 31, 2012	29

Statements of Changes in Net Assets

	CornerCap Balanced Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011

OPERATIONS:
Net investment income/(loss)	$283,390	$348,473
Net realized gain on investments	987,799	561,806
Change in unrealized appreciation/(depreciation) of investments	(1,125,416)	682,834
Net increase/(decrease) in net assets resulting from operations	145,773	1,593,113

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(382,928)	(500,000)
Total distributions	(382,928)	(500,000)

CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets resulting from capital share transactions (see Note 3)	347,833	1,699,281
Redemption fees	289	28
Net increase/(decrease) from capital shares transactions	348,122	1,699,309

Total increase/(decrease) in net assets	110,967	2,792,422

NET ASSETS:
Beginning of year	18,427,194	15,634,772
End of year*	$18,538,161	$18,427,194

*Including undistributed net investment income of:	$64,320	$163,845

The accompanying notes to the financial statements are an integral part of these financial statements.

30	www.cornercapfunds.com

CornerCap Small-Cap Value Fund		CornerCap Large/Mid-Cap Value Fund
Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

$61,717	$(110,215)	$44,337	$7,443
1,531,021	3,704,145	152,488	578,956
(2,325,518)	1,039,409	(168,243)	(357,200)
(732,780)	4,633,339	28,582	229,199

–	–	(40,820)	–
–	–	(40,820)	–

783,104	1,790,369	1,616,689	(277,238)
155	264	39	22
783,259	1,790,633	1,616,728	(277,216)

50,479	6,423,972	1,604,490	(48,017)

22,871,983	16,448,011	3,955,292	4,003,309
$22,922,462	$22,871,983	$5,559,782	$3,955,292

$61,717	$0	$10,960	$7,443

Annual	March 31, 2012	31

Financial Highlights
CornerCap Balanced Fund

Selected data for each share of beneficial interest outstanding throughout the years indicated:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments

Total Income/(Loss) from Investment Operations

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized gain on investments

Total Dividends and Distributions to Shareholders

Paid-in Capital from Redemption Fees

Net asset value, end of year

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses
Expenses without fees waived/reimbursed
Net investment income

Portfolio turnover rate

(a)	Less than $0.005 per share.
(b)	Effective October 1, 2011, the Advisor agreed to limit expenses at 1.10%. Prior to October 1, 2011, no expense cap was in place.

The accompanying notes to the financial statements are an integral part of these financial statements.

32	www.cornercapfunds.com

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

$13.65	$12.82	$9.26	$13.36	$14.81

0.24	0.26	0.28	0.30	0.30
(0.07)	0.97	3.57	(3.97)	(0.56)

0.17	1.23	3.85	(3.67)	(0.26)

(0.31)	(0.40)	(0.29)	(0.09)	(0.32)
–	–	–	(0.34)	(0.87)

(0.31)	(0.40)	(0.29)	(0.43)	(1.19)

0.00(a)	0.00(a)	0.00(a)	0.00(a)	0.00(a)

$13.51	$13.65	$12.82	$9.26	$13.36

1.47%	9.78%	41.77%	(27.63)%	(2.20)%

$18,538	$18,427	$15,635	$10,979	$16,851

1.20%(b)	1.30%	1.30%	1.30%	1.30%
1.30%	N/A	N/A	N/A	N/A
1.64%	2.13%	2.45%	2.51%	1.91%

38%	31%	32%	34%	21%

Annual	March 31, 2012	33

Financial Highlights
CornerCap Small-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the years indicated:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total Income/(Loss) from Investment Operations
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized gain on investments

Total Dividends and Distributions to Shareholders

Paid-in Capital from Redemption Fees

Net asset value, end of year

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses
Expenses without fees waived/reimbursed
Net investment income/(loss)

Portfolio turnover rate

(a)	Less than $0.005 per share.
(b)	Effective October 1, 2011, the Advisor agreed to limit expenses at 1.30%. Prior to October 1, 2011, no expense cap was in place.

The accompanying notes to the financial statements are an integral part of these financial statements.

34	www.cornercapfunds.com

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

$13.51	$10.57	$5.83	$10.64	$14.07

0.03	(0.07)	(0.07)	(0.05)	0.01
(0.56)	3.01	4.81	(4.53)	(1.45)

(0.53)	2.94	4.74	(4.58)	(1.44)

–	–	–	(0.01)	–
–	–	–	(0.22)	(1.99)

–	–	–	(0.23)	(1.99)

0.00(a)	0.00(a)	0.00(a)	0.00(a)	0.00(a)

$12.98	$13.51	$10.57	$5.83	$10.64

(3.92)%	27.81%	81.30%	(43.19)%	(10.91)%

$22,922	$22,872	$16,448	$9,176	$18,363

1.40%(b)	1.50%	1.50%	1.50%	1.48%
1.50%	N/A	N/A	N/A	N/A
0.30%	(0.62)%	(0.75)%	(0.51)%	0.11%

56%	61%	52%	47%	55%

Annual	March 31, 2012	35

Financial Highlights
CornerCap Large/Mid-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the years indicated:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total Income/(Loss) from Investment Operations

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized gain on investments

Total Dividends and Distributions to Shareholders

Paid-in Capital from Redemption Fees

Net asset value, end of year

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses
Expenses without fees waived/reimbursed
Net investment income/(loss)

Portfolio turnover rate

(a)	Effective July 29, 2010, the CornerCap Large/Mid-Cap Value Fund was known as the CornerCap Contrarian Fund.
(b)	Less than $0.005 per share.
(c)	Effective October 1, 2011, the net expense ratio limitation changed from 1.30% to 1.20%.
(d)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

The accompanying notes to the financial statements are an integral part of these financial statements.

36	www.cornercapfunds.com

Year Ended March 31, 2012	Year Ended March 31, 2011(a)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

$10.41	$9.16	$5.28	$9.46	$11.98

0.08	0.02	(0.02)	0.01	0.03
(0.34)(d)	1.23	3.91	(4.19)	(1.14)

(0.26)	1.25	3.89	(4.18)	(1.11)

(0.08)	–	(0.01)	0.00(b)	(0.13)
–	–	–	–	(1.28)

(0.08)	–	(0.01)	0.00(b)	(1.41)

0.00(b)	0.00(b)	0.00(b)	–	–

$10.07	$10.41	$9.16	$5.28	$9.46

(2.42)%	13.65%	73.72%	(44.17)%	(10.45)%

$5,560	$3,955	$4,003	$2,405	$5,406

1.25%(c)	1.38%	1.50%	1.50%	1.49%
1.50%	1.50%	N/A	N/A	N/A
0.98%	0.24%	(0.25)%	0.11%	0.31%

35%	136%	69%	134%	138%

Annual	March 31, 2012	37

Notes to Financial Statements
March 31, 2012

1. ORGANIZATION

The CornerCap Group of Funds (the “Funds”) was organized on January 6, 1986 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company.

The investment objective of the CornerCap Balanced Fund and CornerCap Small-Cap Value Fund is to obtain capital appreciation and current income, whereas the CornerCap Large/Mid-Cap Value Fund’s investment objective is to obtain capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Accounting Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

Security Valuation – Portfolio securities including common stocks, corporate bonds, municipal bonds, exchange traded funds (ETFs), and U.S. Government and Agency obligations that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Based on obtaining active market quotes, common stocks are classified as Level 1 of the fair value hierarchy. Corporate bonds, municipal bonds, ETFs and U.S. Government and Agency obligations are classified as Level 2 of the hierarchy, due to the use of additional observable inputs. Unlisted securities that are not included on such exchanges or Systems are valued at the mean of the quoted bid and asked prices on the over-the-counter market. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 within the hierarchy. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by CornerCap Investment Counsel (the “Advisor”) under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments.

Security Transactions Investment Income and Other – Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

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Notes to Financial Statements
March 31, 2012

Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the effective interest method. In the event of a security in default, a portion of interest receivable that was once recognized as interest income is written off and treated as a reduction of interest income.

Federal Income Taxes - For Federal income tax purposes, the Funds currently qualify, and intend to remain qualified, as regulated investment companies (“RICs”) under the provisions of Subchapter M of the Internal Revenue Code by complying with the requirements applicable to RICs and by distributing their investment company taxable net income including any excess realized gain which has not been offset by capital loss carryforwards, if any, to their shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended March 31, 2012, management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds file income tax returns in the U.S. federal jurisdiction, for the State of Georgia, and the State of Massachusetts. For federal and state tax years 2008 and beyond, the Funds’ returns are still open to examination by the appropriate taxing authority.

Distributions to Shareholders – Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions to shareholders are recorded on the ex-dividend date.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Annual	March 31, 2012	39

Notes to Financial Statements
March 31, 2012

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012:

CornerCap Balanced Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$10,873,716	$–	$–	$10,873,716
Exchange Traded Funds	703,652	–	–	703,652
Corporate Bonds	–	4,376,109	–	4,376,109
Municipal Bonds	–	510,060	–	510,060
U.S. Government & Agency Obligations	–	599,191	–	599,191
Short Term Investment	1,446,243	–	–	1,446,243
Total	$13,023,611	$5,485,360	$–	$18,508,971

CornerCap Small-Cap Value Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$22,280,369	$–	$–	$22,280,369
Short Term Investment	886,932	–	–	886,932
Total	$23,167,301	$–	$–	$23,167,301

CornerCap Large/Mid-Cap Value Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$5,375,481	$–	$–	$5,375,481
Short Term Investment	231,665	–	–	231,665
Total	$5,607,146	$–	$–	$5,607,146

*	See Schedule of Investments for industry classification.

There were no transfers into or out of Levels 1 and 2 during the year ended March 31, 2012.

It is the Funds’ policy to consider transfers into or out of Level 1 and level 2 as of the end of the reporting period.

For the year ended March 31, 2012, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. The Funds did not hold any derivative instruments at any time during the period.

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Notes to Financial Statements
March 31, 2012

3. SHARES OF BENEFICIAL INTEREST

On March 31, 2012, there was an unlimited number of no par-value shares of beneficial interest authorized for each Fund. Subject to certain exceptions, each Fund charges a 1% redemption fee calculated as a percentage of the amount redeemed. This is applicable to all redemptions (sales or exchanges) made within sixty days of initial purchase of shares of the applicable Fund.

Transactions in shares of beneficial interest were as follows:

CornerCap Balanced Fund:

	Year Ended March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2011
	Shares	Value	Shares	Value

Shares Sold	258,725	$3,422,579	285,172	$3,668,942
Shares Issued in Reinvestment of Dividends	30,724	379,131	38,949	499,328
Total	289,449	3,801,710	324,121	4,168,270
Less Shares Redeemed	(267,333)	(3,453,877)	(193,931)	(2,468,989)
Net Increase	22,116	$347,833	130,190	$1,699,281

CornerCap Small-Cap Value Fund:

	Year Ended March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2011
	Shares	Value	Shares	Value

Shares Sold	403,388	$4,858,038	304,155	$3,575,152
Shares Issued in Reinvestment of Dividends	–	–	–	–
Total	403,388	4,858,038	304,155	3,575,152
Less Shares Redeemed	(330,092)	(4,074,934)	(167,378)	(1,784,783)
Net Increase	73,296	$783,104	136,777	$1,790,369

CornerCap Large/Mid-Cap Value Fund:

	Year Ended March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2011
	Shares	Value	Shares	Value

Shares Sold	323,367	$3,160,922	144,263	$1,436,567
Shares Issued in Reinvestment of Dividends	4,578	40,285	–	–
Total	327,945	3,201,207	144,263	1,436,567
Less Shares Redeemed	(155,956)	(1,584,518)	(201,649)	(1,713,805)
Net Increase/(Decrease)	171,989	$1,616,689	(57,386)	$(277,238)

Annual	March 31, 2012	41

Notes to Financial Statements
March 31, 2012

4. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year.

The tax character of distributions paid for the years ended March 31, 2012 and March 31, 2011, were as follows:

	CornerCap Balanced Fund		CornerCap Small-Cap Value Fund		CornerCap Large/Mid-Cap Value Fund
Distributions Paid From:	2012	2011	2012	2011	2012	2011
Ordinary Income	$382,928	$500,000	$–	$–	$40,820	$–
Total	$382,928	$500,000	$–	$–	$40,820	$–

For the year ended March 31, 2012, each Fund recorded the following reclassifications to the accounts listed below. The reclassifications were primarily as result of the differing book/tax treatment of net operating losses and certain investments.

	Paid-in Capital	Increase/(Decrease) Net Investment Income	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
CornerCap Balanced Fund	$ 0	$ 13	$ (13)
CornerCap Small-Cap Value Fund	0	0	0
CornerCap Large/Mid-Cap Value Fund	0	0	0

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund
Undistributed net investment income	$64,320	$61,717	$10,960
Accumulated net realized gain/(loss) on investments	185,834	531,789	(1,274,489)
Other accumulated losses	–	–	(5,388)
Net unrealized appreciation/(depreciation) on investments	1,285,147	2,431,841	251,226
Total	$1,535,301	$3,025,347	$(1,017,691)

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital

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Notes to Financial Statements
March 31, 2012

losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses which could result in the Funds’ not being able to utilize the following carryforwards. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code (“Code”), and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, and subject to tax limitations, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2017	Expiring in 2018
CornerCap Balanced Fund	$–	$–
CornerCap Small-Cap Value Fund	$–	$–
CornerCap Large/Mid-Cap Value Fund	$178,053	$1,096,436

During the year ended March 31, 2012, the CornerCap Balanced Fund, CornerCap Small-Cap Fund and the CornerCap Large/Mid-Cap Value Fund utilized capital loss carryovers of $801,952 $756,226, and $157,876, respectively. The CornerCap Large/Mid-Cap Fund elects to defer to their fiscal year ending March 31, 2013, $5,388 of capital losses recognized during the period from November 1, 2011 to March 31, 2012.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2012, were as follows:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund
Gross unrealized appreciation (excess of value over tax cost)	$2,056,253	$3,131,379	$653,975
Gross unrealized depreciation (excess of tax cost over value)	(771,106)	(699,538)	(402,749)
Net unrealized appreciation	1,285,147	2,431,841	251,226
Cost of investments for income tax purposes	$17,223,824	$20,735,460	$5,355,920

5. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

A. Each of the Funds has an Investment Advisory Agreement with CornerCap Investment Counsel, Inc. (the “Advisor”), pursuant to which the Advisor receives an Advisory Fee from each Fund, computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets. Under the terms of each Advisory Agreement, the Advisor manages the Funds’ investments subject to the approval of the Board of Trustees. The amounts of expenses paid to the Advisor are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

Annual	March 31, 2012	43

Notes to Financial Statements
March 31, 2012

In addition, each Fund and the Advisor have an Operating Services Agreement whereby the Advisor receives an Operating Services Fee, computed daily and payable monthly, at an annual rate of .30%, .50% and .50% of the average daily net assets of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund, respectively. The amounts of expenses paid to the Advisor as Operating Services Fees are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Adviser has contractually agreed to waive fees and reimburse each of the Funds so as to limit each Fund’s “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) as reflected in the following table.

Fund	Total Annual Fund Operating Expense Limitation
CornerCap Balanced Fund	1.10%

CornerCap Small-Cap Value Fund	1.30%

CornerCap Large/Mid-Cap Value Fund	1.20%

The contractual agreements cannot be terminated prior to August 1, 2012 without the Board of Trustees’ approval. The preceding fee waiver and reimbursement arrangement was approved by the Board of Trustees effective October 1, 2011. For the period of April 1, 2011 through September 30, 2011, the Advisor contractually waived fees and reimbursed the CornerCap Large/Mid-Cap Value Fund for Total Annual Fund operating expenses in excess of 1.30%.

B. On August 1, 2005, the Funds and the Advisor entered into the following agreements whereby the Advisor pays any associated fees from the Operating Services Fees it receives from the Funds: 1) Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, accounting, administrative, bookkeeping and pricing services; 2) Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, transfer agent, dividend distributing and bookkeeping services; and 3) Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to the Funds. ALPS Distributors, Inc. serves as underwriter/distributor of the Funds.

Certain officers and directors of the Funds are also officers and directors of the Advisor.

6. PURCHASES AND SALES OF SECURITIES

Investment transactions for the year ended March 31, 2012, excluding U.S. government and agency securities and short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
CornerCap Balanced Fund	$ 6,282,541	$ 4,741,955
CornerCap Small-Cap Value Fund	12,178,980	11,236,726
CornerCap Large/Mid-Cap Value Fund	3,143,226	1,542,622

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Notes to Financial Statements
March 31, 2012

Investment transactions in U.S. government and agency securities for the year ended March 31, 2012, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
CornerCap Balanced Fund	–	$1,730,348

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2012, Charles Schwab & Co. held approximately 47.25%, 53.08% and 56.17% of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund, respectively. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

8. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Annual	March 31, 2012	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

CornerCap Group of Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CornerCap Group of Funds, comprising the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund, and the CornerCap Large/Mid-Cap Value Fund (the “Funds”), as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the Funds’ custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting CornerCap Group of Funds as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, LTD.

Westlake, Ohio

May 23, 2012

46	www.cornercapfunds.com

Additional Information (Unaudited)
March 31, 2012

1. PROXY VOTING POLICY

A copy of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 and on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Each of the Funds files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. If any of the Funds make the information on Form N-Q available to shareholders on its website or upon request, the information may be obtained by calling the Funds toll-free at (888) 813-8637.

3. COMPENSATION OF TRUSTEES

Each Independent Trustee of the Funds receives a fee of $1,000 per meeting attended, which amount is paid by the Advisor. Each Trustee is paid $750 per meeting for each Audit Committee meeting attended. The Audit Committee Chairman is paid $1,000 per meeting. The Audit Committee will normally meet twice a year.

4. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2012:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund
Dividends Received Deduction	58.47%	0%	91.45%
Qualified Dividend Income	60.62%	0%	91.45%

In early 2012, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2011 via Form 1099. The Funds will notify shareholders in early 2013 of amounts paid to them by the Funds, if any, during the calendar year 2012.

5. TRUSTEES AND OFFICERS

The business affairs of CornerCap Group of Funds (the “Funds”) are managed under the direction of the Funds’ Board of Trustees in accordance with the laws of the State of Massachusetts. Information pertaining to the Trustees and Officers of the Funds are set forth below. Trustees who are not deemed to be “interested persons” of the trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of Funds as defined in the 1940 Act are referred to as “Interested Trustees”. The Funds’ Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-888-813-8637.

Annual	March 31, 2012	47

Additional Information (Unaudited)
March 31, 2012

INTERESTED TRUSTEES

Name and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Thomas E. Quinn Age: 66 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel	None

INDEPENDENT TRUSTEES

Name and Address*	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Richard L. Boger Age: 65	Trustee since 1992	3	President & CEO, Lex-Tek International, Inc. 1991–present	Gray Television, Inc.

Laurin M. McSwain Age: 61	Trustee since 1994	3	Attorney, Lefkoff, Duncan, Grimes, Miller & McSwain, 2003– present	None

Leslie W. Gates Age: 57	Trustee since 2006	3	Retired, 2005; Partner, Williams Benator & Libby, LLP, 1989-2004	None

G. Harry Durity Age: 65	Trustee (1992- 2004, 2010 to present)	3	Director, Overland Solutions, Inc. (Private Company) since January 2009; Senior Advisor, Consultant, New Mountain Capital, LLC since May 2005; Senior Advisor, Consultant, Sonenshine Partners, LLC since January 2006.	Director, National Medical Health Card; Director, WebSite Pros, Inc.

*	All Independent Trustees can be contacted via the Funds at:
1290	Broadway, Suite 1100, Denver, CO 80203

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Additional Information (Unaudited)
March 31, 2012

OFFICERS

Name and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Richard T. Bean Age: 49 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds, since 1996	3	Vice President, CornerCap Investment Counsel	N/A
John A. Hackney Age: 45 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Chief Compliance Officer, Secretary of the Funds, since 1999	3	Chief Compliance Officer, CornerCap Investment Counsel	N/A
Gene A. Hoots Age: 72 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds, since 1992	3	Vice President of the Funds and Chairman Emeritus of the Adviser	N/A

Annual	March 31, 2012	49

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics was filed as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR on June 6, 2008. There have been no amendments to the Code of Ethics since it was last filed.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the registrant’s fiscal years ended March 31, 2011 and March 31, 2012, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $24,600 and $24,500, respectively.

(b)

Audit-Related Fees: In registrant’s fiscal years ended March 31, 2011 and March 31, 2012, the aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2011 and March 31, 2012, the aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: For the registrant’s fiscal years ended March 31, 2011 and March 31, 2012, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax services were $5,250 and $5,250, respectively. For the registrant’s fiscal years ended March 31, 2011 and March 31, 2012, the aggregate fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(d)

All Other Fees: For the registrant’s fiscal years ended March 31, 2011 and March 31, 2012, the aggregate fees billed to the registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2011 and March 31, 2012, the aggregate fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees: For the registrant’s fiscal years ended March 31, 2011 and March 31, 2012, the aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $0 and $0, respectively. For the registrant’s fiscal years ended March 31, 2011 and March 31, 2012, the aggregate non-audit fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form
 N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10. Submission of Matters to Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 99.12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended March 31, 2011, filed electronically with the Securities and Exchange Commission on June 6, 2008.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CornerCap Group of Funds
By:	/s/ Thomas E. Quinn
Thomas E. Quinn
Chief Executive Officer

Date:	June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
Chief Financial Officer

Date:	June 1, 2012